 Exhibit 32.2

AMENDED CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q/A of Global Earth Energy, Inc. for the fiscal quarter ending February 28, 2013, I, Edmund J. Gorman, Chief Financial Officer of Global Earth Energy, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Quarterly Report on Form 10-Q for the fiscal quarter ending February 28, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q/A for the fiscal quarter ending February 28, 2013, fairly presents, in all material respects, the financial condition and results of operations of Global Earth Energy, Inc.

Dated: April 30, 2013.

  /s/ Edmund J. Gorman

    Edmund J. Gorman, Chief Financial Officer and
   Principal Accounting Officer of Global Earth
   Energy, Inc.